Exhibit 99.1

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 UNITED STATES DISTRICT COURT DISTRICT OF NEVADA Case No. 2:20 - cv - 01722 - JCM - NJK EXHIBIT C ANDRZEJ TOCZEK, derivatively on behalf of PAYSIGN, INC., Plaintiff, vs. MARK R. NEWCOMER, MARK ATTINGER, DANIEL H. SPENCE, JOAN M. HERMAN, DAN R. HENRY, BRUCE A. MINA, DENNIS TRIPLETT, and QUINN WILLIAMS, Defendants, and PAYSIGN, INC., Nominal Defendant. NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTIONS

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF PAYSIGN, INC. (“PAYSIGN” OR THE “COMPANY”) COMMON STOCK AS OF NOVEMBER 25, 2024. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. IF THE COURT APPROVES THE SETTLEMENT OF THE DERIVATIVE ACTIONS, CURRENT PAYSIGN STOCKHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND DISMISSAL WITH PREJUDICE, AND FROM PURSUING RELEASED CLAIMS . THIS ACTION IS NOT A “CLASS ACTION . ” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT . PLEASE TAKE NOTICE that this action is being settled on the terms set forth in a Stipulation and Agreement of Settlement dated November 25 , 2024 (the “Stipulation”) . The purpose of this Notice is to inform you of : • the existence of the above - captioned consolidated derivative action pending in the United States District Court for the District of Nevada (the “Court”) captioned Toczek v. Newcomer et al , Case No. 2:20 - cv - 01722 - JCM - NJK (the “Nevada Action”); • the existence of similar derivative actions pending in the Court captioned: (i) Blanchette v. Paysign, Inc. et al. , Case No. 2:23 - cv - 01632 - JCM - BNW (the “ Blanchette Action”) ; and (ii) Jeewa v . Newcomer, et al . , Case No . 2 : 23 - cv - 02129 - RFB - EJY (the “ Jeewa Action,” and together with the Nevada Action and the Blanchette Action, the “Derivative Actions”) ; • the proposed settlement between Plaintiffs 1 and Defendants reached in the Derivative Actions (the “Settlement”); 1 All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation. 1

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 • the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement and dismissal of the Nevada Action with prejudice ; 28 2 • Plaintiffs’ Counsel’s application to the Court for a Fee and Expense Amount; and • Plaintiffs’ Counsel’s application to the Court for case Service Awards to the four Plaintiffs in the Derivative Actions. This Notice describes what steps you may take in relation to the Settlement . This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiffs’ claims or Defendants’ defenses . This Notice is solely to advise you of the proposed Settlement of the Derivative Actions and of your rights in connection with the proposed Settlement . Summary On November 25 , 2024 , Paysign, in its capacity as a nominal defendant, entered into the Stipulation to resolve the Derivative Actions, which Stipulation was filed in the Court . The Derivative Actions were brought on behalf of Paysign against certain current and former directors and officers of the Company and against Paysign as a nominal defendant . The Stipulation and the settlement contemplated therein (the “Settlement”), subject to the approval of the Court, are intended by the Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims and to result in the complete dismissal of the Derivative Actions with prejudice, upon the terms and subject to the conditions set forth in the Stipulation . The proposed Settlement requires the Company to adopt and maintain certain corporate governance reforms and procedures, as outlined in Exhibit A to the Stipulation (the “Reforms”) . In recognition of the substantial benefits conferred upon Paysign as a direct result of the Reforms achieved through the prosecution and Settlement of the Derivative Actions, and subject to Court approval, the Parties agreed on August 8 , 2024 that Defendants’ insurers shall pay to Plaintiffs’ Counsel attorneys’ fees and expenses in the amount of $ 607 , 500 . 00 (the “Fee and Expense Amount”), subject to Court approval . Plaintiffs’ Counsel shall also apply to the Court for service awards to be paid to each of the four Plaintiffs in an amount of up to two thousand dollars ( $ 2 , 000 . 00 ) each (the “Service Awards”), to be paid out of the Fee and Expense Amount .

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 This notice is a summary only and does not describe all of the details of the Stipulation . For full details of the matters discussed in this summary, please see the full Stipulation and its exhibits posted on the Investor Relations page of the Company’s website, www . paysign . com, contact Plaintiffs’ Counsel at the address, email or, telephone number listed below, or inspect the full Stipulation filed with the Clerk of the Court . 28 3 What are the Lawsuits About? The Derivative Actions are brought derivatively on behalf of nominal defendant Paysign and allege that, inter alia , between March 12 , 2019 through September 17 , 2020 , at least, the Individual Defendants breached their fiduciary duties by issuing and/or causing the Company to issue materially false and misleading statements (including by soliciting a materially false and misleading proxy statement allegedly in violation of Section 14 (a) of the Securities Exchange Act of 1934 ) and by failing to disclose material facts to the public regarding, among other things, that : (1) the Company failed to design, implement, and maintain effective IT general controls, specifically pertaining to user access and the Company’s systems change management ; (2) the Company failed to maintain effective disclosure controls and internal controls over its financial reporting ; and (3) due to the foregoing, the Company would be forced to delay filing its 2019 10 - K and holding its 2019 year - end earnings call . The Derivative Actions also allege that the Individual Defendants breached their fiduciary duties by failing to correct and/or causing the Company to fail to correct these false and misleading statements and omissions of material fact to the investing public, while four of the Individual Defendants engaged in insider sales, netting combined proceeds of over $ 5 . 7 million . The Derivative Actions allege that, as a result of the foregoing, the Company experienced reputational and financial harm . Other than admitting that Paysign did delay the filing of its 2019 Form 10 - K and year - end earnings call, Defendants deny each of Plaintiffs’ substantive allegations . In particular, Defendants maintain that the referenced proxy statement did not contain any false or misleading statement, that the Company maintained effective IT controls, and effective disclosure controls and internal controls over its financial reporting, and that there was no improper or illegal inside trading . Why is there a Settlement of the Nevada Action? The Court has not decided in favor of Defendants or Nevada Plaintiffs. Instead, the Parties agreed to the Settlement to avoid the distraction, costs, and risks of further

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 litigation, and because the Parties agree, and the Company and the Board determined, that the Reforms that the Company will adopt, implement, and maintain as part of the Settlement provide substantial benefits to Paysign and its stockholders . any change in the date, time, or format of the Settlement Hearing. 4 28 Defendants have denied and continue to deny each and all of the claims and contentions alleged by the Plaintiffs in the Derivative Actions . Defendants have expressly denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Derivative Actions . Nonetheless, Defendants have concluded that it is desirable for the Derivative Actions to be fully and finally settled in the matter and upon the terms and conditions set forth in this Stipulation . The Settlement Hearing, and Your Right to Object to the Settlement On September 4 , 2025 , at the Court’s direction, the Parties submitted to the Court a proposed scheduling order and proposed preliminary approval order (the “Preliminary Approval Order”) providing for notice of the Settlement to be provided to current Paysign stockholders (“Current Paysign Stockholders”) . The Preliminary Approval Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on November 14 , 2025 at 1 : 00 p . m . before the Honorable Richard F . Boulware at the United States District Court for the District of Nevada, Las Vegas Division, 333 Las Vegas Boulevard South, Las Vegas, Nevada 89101 to, among other things : (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of the Company and its stockholders ; (ii) consider any objections to the Settlement submitted in accordance with this Notice ; (iii) determine whether a judgment should be entered dismissing all claims in the Nevada Action with prejudice, and releasing the Released Claims against the Released Persons ; (iv) determine whether the Court should approve the agreed - to Fee and Expense Amount ; (v) determine whether the Court should approve the four Service Awards, which shall be funded from the Fee and Expense Amount to the extent approved by the Court ; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement . Upon final approval of the Settlement, the Plaintiffs in the Blanchette Action and the Jeewa Action will voluntarily dismiss that action with prejudice . The Court may, in its discretion, change the date and/or time of the Settlement Hearing without further notice to you . The Court also has reserved the right to hold the Settlement Hearing telephonically or by videoconference without further notice to you . If you intend to attend the Settlement Hearing, please consult the Court’s calendar or the Investor Relations page of Paysign’s website, www . paysign . com, for

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 Any Current Paysign Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the Fee and Expense Amount or Service Awards, may file with the Court a written objection . An objector must, at least twenty - one (21) calendar days prior to the Settlement Hearing : (1) file with the Clerk of the Court and serve (either by hand delivery or by first class mail) upon the below listed counsel a written objection to the Settlement setting forth (i) a written notice of objection with the case name and number ( Toczek v . Newcomer et al , Case No . 2 : 20 - cv - 01722 - JCM - NJK (D . Nev . ) ; (ii) the Person’s name, legal address, and telephone number ; (iii) notice of whether such Person intends to appear at the Settlement Hearing and the reasons such Person desires to appear and be heard, and whether such Person is represented by counsel and if so, contact information for counsel ; (iv) competent evidence that such Person held shares of Paysign common stock as of the date of the Stipulation and continues to hold such stock as of the date the objection is made, including the date(s) such shares were acquired ; (v) a statement of objections to any matters before the Court, the grounds therefor, as well as all documents or writings such Person desires the Court to consider ; and (vi) the identities of any witnesses such Person plans on calling at the Settlement Hearing, along with a summary description of their expected testimony . Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall be foreclosed from raising any objection to the Settlement and from objecting at the Settlement Hearing, except for good cause shown . IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE RECEIVED BY THE CLERK OF THE COURT NO LATER THAN OCTOBER 24 , 2025 . The Clerk’s address is : 27 28 Timothy Brown 5 Clerk of the Court United States District Court for the District of Nevada, Las Vegas Division 333 Las Vegas Boulevard South Las Vegas, NV 89101 YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN OCTOBER 24, 2025. Counsel’s addresses are: Counsel for Plaintiffs: THE BROWN LAW FIRM, P.C.

767 Third Avenue, Suite 2501 New York, NY 10017 Telephone: (516) 922 - 5427 Interim Stay and Injunction 26 27 28 6 Counsel for Defendants: GREENBERG TRAURIG, LLP Daniel J. Tyukody 1840 Century Park East, 19th Floor Los Angeles, CA 90067 Telephone: (310) 586 - 7700 1 2 3 4 5 6 7 8 An objector may file an objection on his, her, or its own or through an attorney 9 hired at his, her, or its own expense. If an objector hires an attorney to represent him, 10 her, or it for the purposes of making such objection, the attorney must serve (either by hand delivery or by first class mail) a notice of appearance on the counsel listed 11 above and file such notice with the Court no later than twenty - one (21) calendar days 12 before the Settlement Hearing. Any Paysign stockholder who does not timely file and serve a written objection complying with the above terms shall be deemed to have 13 waived, and shall be foreclosed from raising, any objection to the Settlement, and 14 any untimely objection shall be barred. 15 Any objector who files and serves a timely, written objection in accordance 16 with the instructions above, may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the 17 Settlement Hearing, however, in order to have their objections considered by the 18 Court. 19 20 21 22 23 24 25 If you are a Current Paysign Stockholder and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to the settlement in the Derivative Actions, and from pursuing any of the Released Claims . CURRENT PAYSIGN STOCKHOLDERS AS OF NOVEMBER 25 , 2024 WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION .

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 Pending the Court’s determination as to final approval of the Settlement, Plaintiffs and Plaintiffs’ Counsel, and any Current Paysign Stockholders, derivatively on behalf of Paysign, are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims derivatively against any of the Released Persons in any court or tribunal . 26 27 28 7 Scope of the Notice This Notice is a summary description of the Derivative Actions, the complaints, the terms of the Settlement, and the Settlement Hearing . For a more detailed statement of the matters involved in the Derivative Actions, reference is made to them in the Stipulation and its exhibits, copies of which may be reviewed and downloaded at the Investor Relations page of the Company’s website, www.paysign.com. * * * You may obtain further information by contacting Plaintiffs’ Counsel at: Timothy Brown, The Brown Law Firm, P.C., 767 Third Avenue, Suite 2501, New York, NY 10017, Telephone: (516) 922 - 5427, E - mail: tbrown@thebrownlawfirm.net. Please Do Not Call the Court or Defendants with Questions About the Settlement.